UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2025

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 2000 Center Drive, Suite East A401
Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 7, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of Cambium Networks Corporation (the “Company”), after discussion with management, concluded that the Company’s previously issued financial statements and related disclosures for (i) the audited consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2023 included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Audited Financial Statements”) and (ii) the unaudited condensed consolidated financial statements (the “Unaudited Financial Statements”) included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024 and September 30, 2024 (collectively, the “Non-Reliance Periods”) should be restated and should no longer be relied upon due to errors in such financial statements. In addition, investors should no longer rely upon earnings releases, press releases, investor presentations and other financial information or other communications that cover any period during the Non-Reliance Periods.

As previously disclosed, the Company did not file its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 or its Quarterly Report on Form 10-Q for the three months ended March 31, 2025 by the respective prescribed due dates (the “Past-Due Reports”). The Company’s further delay in completing such filings is due to the length of time taken to review the matters described in this Item 4.02. Additionally, due to the delays in filing the Past-Due Reports, the Company will not be able to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2025.

In connection with the preparation of the Company’s financial statements for the year ended December 31, 2024, the Company identified material errors in the Non-Reliance Periods primarily related to variable consideration, including the estimates for sales returns and customer rebates, under Accounting Standards Codification 606, Revenue from Contracts with Customers. While the Company is still completing its review, the Company believes the models that were used to estimate variable consideration were not designed to sufficiently include information that was readily available at each of the respective reporting dates in the Non-Reliance Periods. Further, the Company believes retrospective analysis was not sufficiently applied to evaluate the relative precision of the variable consideration estimation model. Based on information known to date, the Audit Committee has determined that the errors are quantitatively material. To date, the Audit Committee has determined there is no evidence that the errors were the result of any willful misconduct.

As previously disclosed, the Company’s disclosure controls and procedures, including its internal control over financial reporting, were determined to be ineffective as of September 30, 2024, a condition continuing to the date hereof. Management’s review of the prior period financial statements and its evaluation of the Company’s disclosure controls and procedures, including internal control over financial reporting, is continuing and is not yet complete. Consequently, additional material errors as well as additional material weaknesses regarding internal control over financial reporting related to the Non-Reliance Periods may be identified.

The Company’s management and its Audit Committee have discussed the matters disclosed in this Item 4.02 with Grant Thornton LLP, the Company’s current independent registered public accounting firm and informed KPMG LLP, the Company’s prior independent registered public accounting firm. The Company is working with its current and anticipates working with its prior public accounting firms to complete its review of the Non-Reliance Periods and complete the financial restatements therefor.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “commitments,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the Company's investigation of the matters described in this report is not complete and that the Company may therefore identify additional errors; the risk that the restatement of the financial statements for the Non-Reliance Periods may be costly and time-consuming; and other risks and uncertainties included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	August 11, 2025	By:	/s/ Jacob A. Sayer
		Name: Title:	Jacob A. Sayer Chief Financial Officer